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                                                                     Exhibit 1.1

RI-CS\t:\harold's\underwr.1
Hunton & Williams Draft
June 6, 1996


                                585,000 Shares
                             HAROLD'S STORES, INC.
                         COMMON STOCK, $.01 PAR VALUE
                               ----------------
                            Underwriting Agreement
                            ----------------------

                                                                  [June   ] 1996

Scott & Stringfellow, Inc.
909 East Main Street
Richmond, VA  23219

Dear Sirs:

     Harold's Stores, Inc., an Oklahoma corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriter named in Schedule I hereto (the "Underwriter") an aggregate of 400,000 shares (the "Firm Shares") and, at the election of the Underwriter, up to 60,000 additional shares (together with such shares to be sold by the Selling Stockholders, the "Optional Shares") and the selling stockholders of the Company named in Schedule II hereto (the "Selling Stockholders"), propose, subject to
         -----------
the terms and conditions stated herein, to sell to the Underwriter an aggregate of 185,000 shares (the "Secondary Shares") and, at the election of the Underwriter, up to 27,750 Optional Shares, of Common Stock, $.01 par value ("Stock"), of the Company (the Firm Shares, the Optional Shares which the Underwriter elect to purchase pursuant to Section 2, hereof and the Secondary Shares are herein collectively called the "Shares").

     1.   Representations and Warranties.  (a)  The Company represents and
          ------------------------------
warrants to, and agrees with, the Underwriter that:

          (i) A registration statement on Form S-2 (File No. 333-04117) in respect of the Firm Shares and the Optional Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, has been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission
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     under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"); the various parts of such registration statement, including (A) all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (B) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter called the "Registration Statement", and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, are hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

          (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

          (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents

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     so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

          (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

          (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

          (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the

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     laws of the State of Oklahoma, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (vii) The Company has an authorized capitalization as set forth in the Prospectus, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (viii) The Shares to be issued and sold by the Company to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

          (ix) The issue and sale of the Firm Shares and Optional Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of

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     the Firm Shares and Optional Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter;

          (x) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

          (xi) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          (xii)  All employee benefit plans (as defined in Section   3(3) of the
     Employee Retirement Income Security Act of 1974, as amended ("ERISA")) established, maintained or contributed to by the Company or its subsidiaries (except any such plan for which the principal sponsor or plan administrator is an affiliate other than the Company or its subsidiaries) comply in all material respects with the requirements of ERISA and no employee pension benefit plan (as defined in Section 3(2) of ERISA) has incurred or assumed an "accumulated funding deficiency" within the meaning of Section 302 of ERISA or has incurred or assumed any material liability (other than for the payment of premiums) to the Pension Benefit Guaranty Corporation;

          (xiii) The consolidated financial statements of the Company and its subsidiaries, together with related notes, as set forth in the Prospectus present fairly the consolidated financial position and the results of operations of the Company and its subsidiaries at the indicated dates and for the indicated periods; such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods presented except as noted in the accountants' notes thereon, and all adjustments necessary for a fair presentation of results for such periods have been made; and the selected financial information included in the Prospectus presents fairly the information shown therein and has been compiled on

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     a basis consistent with the financial statements presented therein;

          (xiv) The Company and its subsidiaries have filed all federal, state and foreign income tax returns, which have been required to be filed (or have received an extension with respect thereto), and have paid, or made adequate reserves for, all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due and are not being contested in good faith;

          (xv) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Act or by the rules and regulations thereunder to be described in the Registration Statement and the Prospectus and that is not described therein;

          (xvi) Neither the Company nor any of its subsidiaries has taken and none of such entities will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

          (xvii) The Stock is, and the Firm Shares and Optional Shares, upon official notice and issuance will be, listed on the American Stock Exchange;

          (xiii) The Company is not an "investment company" or an "affiliated person" of, or "promotor" or "principal underwriter" for, an "investing company," as each such term is defined in the Investment Company Act of 1940, as amended ("Investment Company Act");

          (xix) Except as disclosed in the Prospectus, the Company and its subsidiaries have complied with and are not in violation of any federal, state or local law, regulation, permit, provision or ordinance relating to the protection of the environment ("Environmental Laws") (except for such violations or noncompliance that would not have a material adverse effect on, or cause material changes to, the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole); and neither the Company nor any of its subsidiaries are subject to any consent decree or compliance or administrative order issued pursuant to, or are the subject of any pending administrative or judicial action or

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     investigation or litigation under, applicable Environmental Laws; and

          (xx) This Agreement has been duly authorized, executed and delivered by the Company.

     (b) Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, the Underwriter and the Company with respect to only itself that:

          (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and the Custody Agreement (the "Custody Agreement") and the Power of Attorney (the "Power of Attorney") hereinafter referred to, and for the sale and delivery of the Securities to be sold by the Selling Stockholder hereunder, have been obtained, except such as may be required under the Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter; and the Selling Stockholder has full right, power and authority to enter into this Agreement and the Power of Attorney and to sell, assign, transfer and deliver the Securities to be sold by the Selling Stockholder hereunder;

          (ii) The Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you, appointing the persons named therein as the Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement on behalf of the Selling Stockholder, to determine the purchase price to be paid by the Underwriter to the Selling Stockholder as provided therein and in Section 2 hereof, to authorize the delivery of the Securities to be sold
        ---------
     by the Selling Stockholder hereunder, and otherwise to act on behalf of the Selling Stockholder in connection with the transactions contemplated by this Agreement;

          (iii) The Selling Stockholder agrees that the Securities to be sold by the Selling Stockholder hereunder are subject to the interests of the Underwriter, and that the appointment by the Selling Stockholder of the Attorney-in-Fact by the Power of Attorney is to that extent irrevocable; the Selling Stockholder agrees that its obligations hereunder shall not be terminated by operation of law;

          (iv) The sale of the Securities to be sold by the Selling Stockholder hereunder and the performance of this Agreement, the Custody Agreement and the Power of Attorney and the consummation by the Selling Stockholder of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or

                                       7
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     provisions of, or constitute a default under, any loan agreement, guarantee or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is subject;

          (v) The Selling Stockholder has good and valid title to the Securities, free and clear of all liens, encumbrances, options, restrictions or adverse claims, and at the Time of Delivery (as hereinafter defined) the Selling Stockholder will have good and valid title to the Securities to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to all of such Securities, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriter;

          (vi) No offering, sale or other disposition of any Common Stock (or any securities convertible into or exercisable for Common Stock) will be made within 120 days after the date of the Prospectus, directly or indirectly, by the Selling Stockholder, otherwise than hereunder or with your written consent, which consent shall not be unreasonably withheld;

          (vii) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

          (viii) The Selling Stockholder is familiar with the Registration Statement and the Prospectus and verifies that the information set forth therein respecting the Selling Stockholder is true and complete;

          (ix) In order to document the Underwriter' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982, as amended, with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to you prior to or at the Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and

          (x) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

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     2.   Purchase and Sale.  Subject to the terms and conditions herein set
          -----------------
forth, (a) the Company and the Selling Stockholders agree to sell to the Underwriter, and the Underwriter agrees, to purchase from the Company and the Selling Stockholders, at a purchase price per share of $___________, the number of Firm Shares and Optional Shares set forth opposite the name of the Underwriter in Schedule I and set forth opposite the names of the Company and the Selling Stockholders in Schedule II, and (b) in the event and to the extent that the Underwriter shall exercise the election to purchase Optional Shares as provided below, the Company and each Selling Stockholder agrees to sell to the Underwriter, and the Underwriter agrees, to purchase from the Company and each Selling Stockholder, at the purchase price per share set forth in clause (a) of this paragraph, that number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares).

     The Company and each Selling Stockholder hereby grants to the Underwriter the right to purchase at its election that number of Optional Shares set opposite the names of the Company and each Selling Stockholder in Schedule II hereto, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than 10 business days after the date of such notice.

     As compensation to the Underwriter for its commitments hereunder, the Company and the Selling Stockholders at the Time of Delivery (as defined in Section 4 hereof) will pay to Scott & Stringfellow, Inc., for its account, an amount equal to $__________ per share for the Shares to be delivered by the Company and the Selling Stockholders hereunder at the Time of Delivery.

     3.   Offering by the Underwriter.  Upon the authorization by you of the
          ---------------------------
release of the Shares, the Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

     4.   Delivery and Payment.  Certificates in definitive form for the Shares
          --------------------
to be purchased by the Underwriter, and in such denominations and registered in such names as Scott & Stringfellow, Inc., may request upon at least 48 hours' prior notice to the Company and the Selling Stockholders, shall be delivered by or on behalf of the Company and the Selling Stockholders, to you for the account of the Underwriter, against payment by such Underwriter or

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on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company, in next day funds (unless the Company or any Selling Stockholder desires settlement in same day funds, in which case the Company or the Selling Stockholder shall pay the Underwriter for any costs associated with settlement in same day funds), all at the office of Scott & Stringfellow, 909 East Main Street, Richmond, Virginia, 23219, at 10:00
a.m., Richmond time, on [June     ] 1996, or at such other time and date as you
and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery." The time and date of such delivery and payment shall be, with respect to the Firm Shares and Secondary Shares, 10:00 a.m.,
Richmond time, on [         ] 1996 or such other time and date as you and the
Company may agree upon in writing, and, with respect to the Optional Shares, 10:00 a.m., Richmond time, on the date specified by you in the written notice given by you of the Underwriter' election to purchase such Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares and the Secondary Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of [NAME AND ADDRESS OF BANK].

     At each Time of Delivery, the Company will pay, or cause to be paid, the commission payable at such Time of Delivery to the Underwriter under Section 2 hereof by certified or official bank check or checks, payable to the order of Scott & Stringfellow, Inc., in next day funds.

     5.   Agreements of the Company.  The Company agrees with the Underwriter:
          -------------------------

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to

     Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriter with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
     Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule
     158);

          (e) For the 120-day period beginning from the date hereof not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than pursuant to employee stock option plans or pursuant to options, warrants or rights outstanding on the date of this Agreement) which are substantially similar to the Shares, without your prior written consent;

          (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

     6.   Payment of Expenses.  The Company covenants and agrees with the
          -------------------
Underwriter that the Company will pay the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing any Agreement among Underwriter, this Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky survey; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vii) all expenses incident to the sale and delivery of the Secondary Shares to be sold by the Selling Stockholders to the Underwriter, including the fees and expenses of counsel to the Selling Stockholders; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that the Company shall bear the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any travel, marketing, "road show" and advertising expenses of the Underwriter connected with any offers it may make.

     7.   Conditions to Obligations of Underwriter.  The obligations of the
          ----------------------------------------
Underwriter hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration

     Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Hunton & Williams, counsel for the Underwriter, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Crowe & Dunlevy, a Professional Corporation, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company is a validly existing corporation in good standing under the laws of the State of Oklahoma, with power and authority (corporate and other) to own and lease its properties and conduct its business as described in the Prospectus;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus to such counsel's knowledge, (A) there are no preemptive or similar rights to subscribe for or to purchase any securities of the Company and (B) except as described in the Prospectus, there are no warrants or options to purchase any securities of the Company; to such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company with respect to such filing, offering or sale, except such rights as have been waived; and the form of the certificates evidencing the Securities complies with all formal requirements of Oklahoma law;

               (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

               (iv) Each material subsidiary of the Company is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

               (v) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vi) This Agreement has been duly authorized, executed and delivered by the Company;

               (vii) The issue and sale of the Shares being delivered at such Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated (other than the performance of the Company's indemnification and contribution obligations hereunder, concerning which no opinion need be expressed) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

               (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter; and

               (ix) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they or any further amendment or supplement thereto made by the Company prior to such Time of Delivery became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder; and based on our participation in the preparation of the Registration Statement and the Prospectus but without independent investigation and verification of the accuracy, completeness or fairness thereof, they have no reason to believe that any of such documents, when such documents were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (x) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; based on our participation in the preparation of the Registration Statement and the Prospectus, but without independent investigation and verification of the accuracy, completeness or fairness thereof, they have no reason to believe (A) that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

          (d) Crowe & Dunlevy, a Professional Corporation, may rely as to questions of law not involving the laws of the United States or the State of Oklahoma on opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, the Selling Stockholders or officers of the Selling Stockholders (when the Selling Stockholder is not a natural person), and of governmental officials, in which case their opinions shall so state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in such opinions, representations, or certificate.

          (e) Crowe & Dunlevy, a Professional Corporation, counsel for the Selling Stockholders, shall have furnished to you its written opinion with respect to each Selling Stockholder, dated such Delivery Date, in form and substance satisfactory to you, to the effect that:

          (i) A Custody Agreement and a Power of Attorney have been duly executed and delivered by the Selling Stockholder and constitute the valid and binding agreements of the Selling Stockholder enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally and by general equity principles;

          (ii) This Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder; and the sale of the Shares to be sold by the Selling Stockholder hereunder and the performance of this Agreement, the Custody Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, or, to such counsel's knowledge, any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder;

          (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Securities by the Underwriter;

          (iv) At such Delivery Date the Selling Stockholder had good and valid title to the Shares to be sold at such Delivery Date by the Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, options, restrictions or adverse claims; and

          (v) Upon delivery to the Underwriter, the Underwriter will receive good and valid title to the Shares, free and clear of all liens, encumbrances, equities or claims.

     In rendering the opinion in subparagraph (iv) such counsel may rely upon a certificate of the Selling Stockholder in respect of matters of fact, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate.

          (f) At 10:00 a.m., Richmond time, on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Time of Delivery, KPMG Peat Marwick LLP shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

          (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration of war or national emergency if the effect of any such event specified in this Clause
     (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus; and

          (i) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (e) of this Section, and as to such other matters as you may reasonably request.

     8.   Indemnification and Contribution.
          --------------------------------

          (a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter through you expressly for use therein.

          (b)  Subject to subsection (f) of this Section 8, the Selling
                          --------------         ---------
     Stockholders, severally and not jointly, will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration

     Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating, preparing to defend or defending, or appearing as a third party witness in connection with, any such action or claim; provided, however, that the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter through you expressly for use therein.

          (c) The Underwriter will indemnify and hold harmless the Company and the Selling Stockholders against any losses, claims, damages or liabilities, severally and not jointly, to which the Company or the Selling Stockholders may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter through you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company or the Selling Stockholders in connection with investigating or defending any such action or claim as such expenses are incurred.

          (d)  Promptly after receipt by an indemnified party under subsection
     (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection
     (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter or the Selling Stockholders on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bears to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling

     Stockholders on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account the equitable considerations referred to above in this subsection
     (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f)  The liability of each Selling Stockholder under this   Section 8
                                                                      ---------
     shall be limited to an amount equal to the initial public offering price less the underwriting discount of the Securities sold by the Selling Stockholders to the Underwriter.

          (g) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Selling Stockholders and to each person, if any, who controls the Company or the Selling Stockholders within the meaning of the Act.

     9.   Representations and Indemnities to Survive.  The respective
          ------------------------------------------
indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company or any of the officers or directors or controlling persons of the Company or the Selling Stockholders, and shall survive delivery of and payment for the Shares.

     10.  Termination and Payment of Expenses.  If this Agreement shall be
          -----------------------------------
terminated pursuant to Section 9 hereof, the Company and the Selling Stockholders shall not then be under any liability to the Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in
Section 6 and Section 8 hereof.

     11.  Notices.  All statements, requests, notices and agreements hereunder
          -------
shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to you as the representative in care of Scott & Stringfellow, Inc., at 909 East Main Street, Richmond, Virginia, 23219,
Attention: Corporate Finance Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: President; if to the Selling Stockholders shall be sufficient in all respects if delivered or sent by mail, telex or facsimile transmission to Crowe & Dunlevy, counsel for the Selling Stockholders at 500 Kennedy Building, 321 South Boston, Tulsa, Oklahoma, 74103-3313, Attention: Lon Foster, III.

     12.  Successors.  This Agreement shall be binding upon, and inure solely to
          ----------
the benefit of, the Underwriter, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     13.  Time of the Essence.  Time shall be of the essence of this Agreement.
          -------------------
As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     14. Governing Law.  This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of New York.

     15.  Counterparts.  This Agreement may be executed by any one or more of
          ------------
the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriter, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriter and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriter is pursuant to the authority set forth in a form of Agreement among Underwriter, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                             Very truly yours,

                                             HAROLD'S STORES, INC.


                                             By:________________________________
                                                H. Rainey Powell
                                                President


                                             SELLING STOCKHOLDERS:



                                             By:________________________________
                                                Harold G. Powell


                                             The Security National Bank and
                                             Trust Company of Norman, as
                                             Trustee of the Elizabeth M.
                                             Powell Trust A



                                             By:________________________________
                                             Name:
                                             Title:

                                             Rebecca Powell Casey
                                             Lisa Powell Hunt



                                             By:___________________________
                                                H. Rainey Powell,
                                                as Attorney-in-Fact


Accepted as of the date
hereof at Richmond, Virginia

[June     ] 1996

SCOTT & STRINGFELLOW, INC.

By:  ____________________________
     Name:
     Title:

                                  SCHEDULE I

                                                              Number of
                                   Total       Total          Optional
                                   Number      Number         Shares to be
                                   of Firm     of             Purchased if
                                   Shares      Secondary      Maximum
                                   to be       Shares to be   Option
        Underwriter                Purchased   Purchased      Exercised
        -----------                ---------   ---------      ---------
 Scott & Stringfellow, Inc.         400,000     185,000       87,500(1)

(1) The number of optional shares to be purchased from the Company and each of the Selling Stockholders is set forth in Schedule II.

                                  SCHEDULE II

                                  Number of Firm            Number of Optional
     Name                         Shares Being Sold         Shares Being Sold
     ----                         -----------------         ------------------
Harold's Stores, Inc.                  400,000                   60,000

Harold G. Powell                        62,500

The Security National Bank
 and Trust Company of Norman,
 as Trustee                             62,500

Rebecca Powell Casey                    45,000

Lisa Powell Hunt                        15,000
                                       -------                 ----------

     TOTALS                            585,000                   87,500

                                                                         ANNEX I

                  DESCRIPTION OF ACCOUNTANTS' COMFORT LETTER



     Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriter to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriter (the "Representatives");

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the

     Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II thereof, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                       32